UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2000

Ironton Iron, Inc.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-17028 (Commission File No.) 5445 Corporate Drive, Suite 200, Troy, Michigan (Address of principal executive offices)	31-1117407 (IRS Employer Identification No.) 48098-2683 (Zip code)

(248) 952-2500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

INTERMET Corporation owns all of Ironton’s issued and outstanding common stock. During the fourth quarter of 1999, INTERMET’s board of directors authorized the closure of Ironton. On December 7, 1999, INTERMET announced its plan for the orderly shutdown of Ironton. Ironton ceased all production operations as of March 31, 2000. Ironton intends to liquidate its remaining assets.

Item 7. Financial Statements and Exhibits

      (a) Financial statements of businesses acquired.

           Not applicable.

      (b) Pro forma financial information.

INTERMET’s board of directors authorized the closure of Ironton. And INTERMET’s management approved and announced its plan for the orderly shutdown of Ironton. On March 30, 2000, Ironton filed its Form 10-K for the fiscal year ended December 31, 1999, under which Ironton adopted the liquidation basis of accounting. Consequently, the disclosure in this Form 8-K of pro forma financial information relating to the closure of Ironton would not provide meaningful information. Ironton ceased all operations on March 31, 2000.

(c) Exhibits

Exhibit Number	Description of Exhibit

99	Press release issued by INTERMET Corporation on April 3, 2000 regarding Ironton Iron, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ironton Iron, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironton Iron, Inc.

By: /s/ John Doddridge John Doddridge President and Director

Date: April 14, 2000

Exhibit Number	Description of Exhibit

99	Press release issued by INTERMET Corporation on April 3, 2000 regarding Ironton Iron, Inc.

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